Exhibit 4.5

May 9, 2008

Consent of Andy Nichols, P. Eng

Board of Directors, Eldorado Gold Corporation and

United States Securities and Exchange Commission

To the Board of Directors of Eldorado Gold Corporation:

I, Andy Nichols, P.Eng., of Wardrop Engineering Inc., consent to:

1.                                       The incorporation by reference in the Offer and Circular of Eldorado Gold Corporation (the “Company”), included as part of the Company’s Registration Statement on Form F-8 as filed with the Securities and Exchange Commission, of the description of the reports titled:

a.                                       “Technical Report on the Efemçukuru Project” dated August 1, 2007

2.                                       The information that forms the summary of the Reports and the description of Project and to the use of my name under the Offer and Circular and Registration Statement as a named expert.

Dated as of the 9th day of May, 2008

SIGNED

/s/ Andy Nichols
Andy Nichols, P.Eng.
Mining Engineer
Wardrop Engineering Inc.

555 West Hastings Street, Suite 800
Vancouver, British Columbia V6B 1M1
Canada
Phone: 604-408-3788
Fax: 604-408-3722 E-mail: vancouver@wardrop.com Internet: www.wardrop.com

2Consent of Author Andy Nichols May 2008

May 9, 2008

Consent of Andre de Ruijter, P. Eng

Board of Directors, Eldorado Gold Corporation and

United States Securities and Exchange Commission

To the Board of Directors of Eldorado Gold Corporation:

I, Andre de Ruijter, P.Eng, of Wardrop Engineering Inc., consent to:

1.                                       The incorporation by reference in the Offer and Circular of Eldorado Gold Corporation (the “Company”), included as part of the Company’s Registration Statement on Form F-8 as filed with the Securities and Exchange Commission, of the description of the reports titled:

a                                          “Technical Report on the Efemçukuru Project” dated August 1, 2007

2.                                       The information that forms the summary of the Reports and the description of Project and to the use of my name under the Offer and Circular and Registration Statement as a named expert.

Dated as of the 9th day of May, 2008

SIGNED

/s/ Andre de Ruijter
Andre de Ruijter,P.Eng.
Senior Metallurgist
Wardrop Engineering Inc.

555 West Hastings Street, Suite 800
Vancouver, British Columbia V6B 1M1
Canada
Phone: 604-408-3788
Fax: 604-408-3722 E-mail: vancouver@wardrop.com Internet: www.wardrop.com

2 Consent of Author - A.deRuijterr May 2008

May 9, 2008

Consent of Rick Alexander, P. Eng

Board of Directors, Eldorado Gold Corporation and

United States Securities and Exchange Commission

To the Board of Directors of Eldorado Gold Corporation:

I, Rick Alexander, P.Eng., of RPM Technical Services Ltd., consent to:

1.                                       The incorporation by reference in the Offer and Circular of Eldorado Gold Corporation (the “Company”), included as part of the Company’s Registration Statement on Form F-8 as filed with the Securities and Exchange Commission, of the description of the reports titled:

a.             “Technical Report on the Efemçukuru Project” dated August 1, 2007

2.                                       The information that forms the summary of the Reports and the description of Project and to the use of my name under the Offer and Circular and Registration Statement as a named expert.

Dated as of the 9th day of May, 2008

SIGNED

/s/ Rick Alexander
Rick Alexander,P. Eng.
Senior Mechanical Engineer
RPM Technical Services Ltd

555 West Hastings Street, Suite 800
Vancouver, British Columbia V6B 1M1
Canada
Phone: 604-408-3788
Fax: 604-408-3722 E-mail: vancouver@wardrop.com Internet: www.wardrop.com
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